NestYield Total Return Guard ETF Trading Symbol: EGGS Listed on NYSE Arca, Inc. Summary Prospectus December 23, 2024 www.NestYield.com

Before you invest, you may want to review the NestYield Total Return Guard ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated December 22, 2024 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.NestYield.com/summary-prospectus/EGGS. You can also get this information at no cost by calling at (855) 879-5979, or by sending an e-mail request to Hello@NestYield.com.

Investment Objective

The Fund’s primary investment objective is to seek current income. The Fund’s secondary investment objective is to seek exposure to the share price of select U.S. listed securities, subject to a dampening of potential investment gains, while also seeking to hedge against significant market downturns.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.95%
Distribution and Service (12b-1) Fees	None
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.95%
Less: Fee Waiver(3)	0.06%
Total Annual Fund Operating Expenses After Fee Waiver(3)	0.89%

(1)

The Fund’s investment adviser, Tidal Investments LLC (the “Adviser”), a Tidal Financial Group company, will pay, or require a sub-adviser to pay, all expenses incurred by the Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), and litigation expenses and other non-routine or extraordinary expenses.

(2)	Based on estimated amounts for the current fiscal year.
(3)	The Adviser has agreed to reduce its unitary management fee to 0.89% of the Fund’s average daily net assets through at least March 30, 2026. This agreement may be terminated only by, or with the consent of, the Board of Trustees (the “Board”) of Tidal Trust III (the “Trust”), on behalf of the Fund, upon sixty (60) days’ written notice to the Adviser. This Agreement may not be terminated by the Adviser without the consent of the Board. The fee waiver is not subject to recoupment.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The management fee waiver discussed in the table above is reflected only through the first year in the Example below. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$91	$297

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks income while providing exposure to the price returns of select U.S. listed equity securities, subject to a dampening of potential investment gains, while also seeking to hedge against significant market downturns. The Fund’s strategy involves two components: (1) purchasing a portfolio of equity securities either directly, or “synthetically” by using options to gain exposure to one or more equity securities (each, an “Underlying Security”) (the “Equity Strategy”); and (2) generating income while hedging against large stock market declines through an options portfolio (the “Options Strategies”), each as described below. The Fund’s strategies are overseen by two investment sub-advisers: Nest Egg ETFs, LLC (“Nest Egg”), selects the equity securities for the Fund’s Equity Strategy, and ZEGA Financial, LLC (“ZEGA”) is responsible for implementing the Fund’s options holdings for both the Equity Strategy and the Options Strategies.

Additionally, the Fund will maintain a minor allocation to cash or U.S. Treasuries overseen by Zega, not exceeding ten percent of its total assets.

Equity Strategy – Nest Egg / ZEGA

The Fund invests in equity securities selected by Nest Egg both directly and indirectly (synthetically). The Fund seeks to replicate the share price movements of Underlying Securities through a combination of direct ownership and options contracts. When the Fund invests synthetically in an Underlying Security, the options will generate income; however, they will also initially cap the Fund’s participation in potential gains experienced by that Underlying Security. Through the use of long call options (described in Options Strategies below), the Fund can regain exposure beyond this cap, capturing additional upside potential in the Underlying Security’s price movements without directly owning it.

Nest Egg identifies the companies in which the Fund will invest (directly and synthetically). Nest Egg first screens a universe of U.S. listed large-capitalization companies using a quantitative approach. This process takes into account various financial metrics, such as market capitalization, market share, projected revenue growth, earnings per share growth, price to equity ratio, profit margin, and capital expenditures. Through this quantitative process, Nest Egg identifies 25 companies eligible for further consideration.

Nest Egg then conducts a qualitative analysis of these 25 companies to identify, in its view, the best investment opportunities. This qualitative analysis considers various factors such as a company’s overall business model, its competitive and economic advantages versus industry peers, its industry positioning, its innovation and research and development, its brand strength and reputation, and its management team. Through this qualitative process, Nest Egg typically selects between 7 and 15 companies for inclusion in the Fund’s Equity Strategy portfolio. Nest Egg reallocates this portfolio quarterly, with each company receiving equal weight. However, the portfolio is consistently monitored, and companies can be added, removed, or replaced at any time.

Equities Direct Holdings - Nest Egg

The Fund will invest directly in the Underlying Securities selected by Nest Egg (by purchasing their shares).

Equities Indirect (Synthetic) Exposure – Nest Egg / ZEGA

The Fund will also seek indirect, synthetic exposure to the Underlying Securities (selected by Nest Egg) through options contracts (implemented by ZEGA). Via this synthetic approach, the Fund obtains indirect investment exposure approximately equal to 100% of an Underlying Security’s value during the options period, while also generating premium income.

●	To achieve synthetic exposure to an Underlying Security, the Fund sells in-the-money (ITM) put options on the Underlying Security. Put options are financial instruments that give the buyer the right to sell a particular security (or the value of a security index) to the seller at a set price (the “strike price”) until the option’ expiration date. The strike price of these ITM put options is typically set above the current share price of the Underlying Security at the time the contracts are executed.

●	The Fund will seek synthetic exposure to Underlying Securities using Euro Flex options, which are a type of options contract that can be exercised only at expiration. By employing these options, the Fund aims to reduce the likelihood of early assignment, allowing greater flexibility in managing its synthetic exposure. Additionally, while there remains a significant chance that the Fund will be required to purchase an Underlying Security if its price remains below the strike (essentially transitioning the Fund’s holding from synthetic to direct), the use of Euro Flex options minimizes the risk of the Fund being forced into early assignment prior to expiration.

Options Strategies – ZEGA

The Fund uses options strategies to seek to (i) generate income, (ii) benefit from potential upside in the value of the Underlying Securities, and (iii) hedge against large declines in the U.S. equity markets. The Fund will use either covered calls, out-of-the-money calls, or a combination of both, based on market conditions. The Fund will generally use covered calls when there is a general consensus that the market is stable or slightly bullish to generate income, and generally use out-of-the-money calls when there is a general consensus of mildly to highly bullish conditions to capture more potential upside. In addition, the Fund will consistently use long put options on the S&P 500 Index (“SPX put options”) to hedge against significant market declines, regardless of current conditions.

ZEGA evaluates a variety of data to make its market assessments, including economic indicators such as interest rates and inflation, technical factors like price trends and volatility measures.

Covered Calls – Income Generation

For Underlying Securities the Fund holds directly (not synthetically), the Fund may employ covered to seek to generate income. This strategy involves the sale of call options on the Underlying Securities in exchange for premium (income generation). However, if the market price of the Underlying Securities exceeds the strike price of the sold call options, the Fund will become obligated to sell the securities at the strike price, capping its upside. While the Fund gains from the premium received, it forgoes any additional potential profits beyond the strike price.

For Underlying Securities the Fund holds synthetically (not directly), the Fund may sell in-the-money put options to replicate the covered call strategy. By doing so, the Fund seeks to generate income through the premium received from the sale of the put options. However, if the market price of the Underlying Securities falls below the strike price of the sold put options, the Fund may be required to purchase the securities at the strike price, resulting in potential losses. This strategy, while still generating income from premiums, similarly limits the Fund’s potential upside, as it would be exposed to losses on the underlying position if prices decline further.

Out-of-the Money (OTM) Calls – Potential Upside Capture

The Fund may also acquire OTM call options on Underlying Securities (whether directly held or synthetically held), with strike prices typically set slightly above the current share price of the Underlying Security. The Fund will use this strategy to seek to benefit from potential upside movement in an Underlying Security beyond the call option’s strike price.

When used in tandem with covered calls, the Fund then regains exposure to upside price movements in the Underlying Securities, although the premium paid for these call options offsets some of the premium from the covered calls sold.

Long Put Options – Hedging

The Fund will use long put options on the S&P 500 Index (“SPX put options”) to seek to protect against potential market downturns. SPX put options are designed to increase in value when the S&P 500 experiences moderate to major declines. To implement this strategy, the Fund maintains a laddered structure of SPX put options, holding a series of options with staggered expiration dates. At any given time, the Fund’s portfolio will include six tranches of these options, each maturing two months apart. Each tranche is expected to cover approximately 16.66% of the Fund’s overall market exposure, collectively aiming to hedge the Fund’s entire notional value (the total value of assets being protected).

For example, the Fund’s portfolio might include SPX put options expiring in staggered months such as August, October, December, February, April, and June. The strike prices for these options are generally set at 8% to 10% below the current market level (out-of-the-money), providing downside protection while allowing for potential gains if the market rises.

The Fund’s long put options strategy is intended to help reduce potential losses in a declining market, as the value of the SPX put options should increase. In a flat or rising market, the Fund will likely experience a drag on performance due to the cost of maintaining this hedge.

Treasuries

In addition, the Fund will hold cash or short-term U.S. Treasury securities. These securities serve a dual purpose: providing collateral for the Options Strategies and contributing to the Fund’s income generation.

Why invest in the Fund?

●	The Fund seeks to generate income at a target monthly level of 1-2% of its net asset value (“NAV”), which is not dependent on the value of the Underlying Securities. The Fund’s income generation level is dependent on factors such as the volatility of the equity securities selected, the options strategies utilized, the intrinsic value of options which are sold, and the perceived risk versus reward available to the subadvisor between upside capture and income generation.

●	The Fund seeks to participate in some of the potential gains experienced by increases in the share prices of the Underlying Securities.

●	The Fund seeks to hedge against large declines in the U.S. equity markets.

Portfolio Characteristics

The Fund is classified as “non-diversified” under the 1940 Act.

The Fund’s investment strategy is expected to result in high portfolio turnover on an annual basis.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s NAV per share, trading price, yield, total return, and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Funds—Principal Risks of Investing in the Funds.”

An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which they appear.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Security and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund in particular, the value of the options contracts in which it invests are substantially influenced by the value of the Underlying Security. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. The options held by the Fund are exercisable at the strike price on their expiration date. As an option approaches its expiration date, its value typically increasingly move with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in the values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, as the Fund intends to continuously maintain indirect exposure to the Underlying Security through the use of options contracts, as the options contracts it holds are exercised or expire it will enter into new options contracts, a practice referred to as “rolling.” If the expiring options contracts do not generate proceeds enough to cover the cost of entering into new options contracts, the Fund may experience losses.

Options Strategies Risk. The Fund’s use of call writing strategies limits its ability to fully participate in the positive price returns of the Underlying Securities, which can impact both short-term and long-term returns. For example, if the Fund sells call options that are 5% out-of-the-money each month with a two-month term, its gains from price increases in the Underlying Securities will be capped at 5% during that period. Over a longer timeframe, such as six months, the Fund may not fully capture up to 30% (i.e., 6 months x 5%) of the positive price returns of the Underlying Securities. This means the Fund could potentially underperform or even lose money, despite the appreciation of the Underlying Securities, if their gains in any given month are less than 5%. The Fund’s overall performance will depend not only on the share price movements of the Underlying Securities but also on the specific price patterns and timing of those movements.

Additionally, the Fund’s use of SPX put options to hedge against market downturns introduces further risks. These include the possibility that the hedge may be ineffective during market declines if the market does not fall below the strike prices of the SPX put options, which could lead to the options expiring worthless. The cost of purchasing these options can also create a drag on the Fund’s performance during stable or rising markets. Moreover, the strategy may limit the Fund’s participation in market gains and could result in losses if the cost of rolling into new options exceeds the proceeds from expiring ones.

While the call writing strategy caps the Fund’s potential gains, the long put options strategy helps mitigate the risk of declines in the Underlying Securities. These SPX put options are intended to increase in value during significant market downturns, providing a protective buffer that may reduce the overall impact on the Fund’s NAV. However, the Fund’s NAV will still fluctuate due to factors such as market volatility, interest rates, and the timing of the options contracts. The NAV is not expected to move in direct correlation with the day-to-day price changes of the Underlying Securities, as the nature of the options strategies may cause the Fund’s performance to diverge. While the long put options offer downside protection, they may also slightly reduce the Fund’s performance in stable or rising markets due to the ongoing cost of maintaining this hedge.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. This risk is greater for the Fund as it seeks to hold options contracts on a single security, and not a broader range of options contracts, which may limit the number of clearing members that are willing to transact on the Fund’s behalf. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current monthly income. There is no assurance that the Fund will make a distribution in any given month. If the Fund does make distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, monthly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Decline Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may result in a decline in the Fund’s NAV and trading price over time. As a result, an investor may suffer losses to their investment.

Equity Market Risk. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks, such as those held by the Fund, are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes. Additionally, there may be brokerage costs or taxable gains or losses that may be imposed on the Fund in connection with a cash redemption that may not have occurred if the Fund had made a redemption in-kind. These costs could decrease the value of the Fund to the extent they are not offset by a transaction fee payable by an AP.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Fund’s sub-advisers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will meet its investment objective.

Market Capitalization Risk.

○	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

Market Events Risk. The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities and other financial instruments. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation (or expectations of inflation), deflation (or expectations of deflation), changes in the actual or perceived creditworthiness of issuers, general market liquidity, regulatory event, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and between Israel and Hamas in the Middle East could have severe adverse effects on the related region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. These conflicts have contributed to recent market volatility and may continue to do so.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

New Sub-Adviser Risk. Nest Egg is a newly formed entity and has no experience with managing an exchange-traded fund, which may limit the Sub-Adviser’s effectiveness.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund, Adviser, and Sub-Advisers seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at www.NestYield.com.

Management

Investment Adviser: Tidal Investments LLC (the “Adviser”) serves as investment adviser to the Fund.

Investment Sub-Adviser: Nest Egg serves as the investment sub-adviser to the Fund.

Investment Sub-Adviser: ZEGA Financial, LLC (“ZEGA”) serves as the investment sub-adviser to the Fund.

ZEGA and Nest Egg may be referred to herein individually as, a “Sub-Adviser,” or collectively as, the “Sub-Advisers.”

Portfolio Managers:

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Manuel Ramos, Portfolio Manager for Nest Egg, has been a portfolio manager of the Fund since its inception in 2024.

Wilmer Cordoba, Portfolio Manager for Nest Egg, has been a portfolio manager of the Fund since its inception in 2024.

Jay Pestrichelli, Portfolio Manager for ZEGA, has been a portfolio manager of the Fund since its inception in 2024.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (APs) (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

When available, information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.NestYield.com.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless an investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.